SCHEDULE 14 C

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                     [  ]  Preliminary information statement
                     [XX]  Definitive information statement

 Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                      EQUITY TECHNOLOGIES & RESOURCES, INC.

               Payment of Filing Fee (Check the appropriate box):


   [X]  No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________
         (2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________
         (4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________
         (5) Total fee paid:

         _______________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party:_______________________________________________________________
(4) Date Filed:_________________________________________________________________

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                     EQUITY TECHNOLOGIES & RESOURCES, INC.
                          1050 CHINOE ROAD, SUITE 304
                           LEXINGTON, KENTUCKY 40502



                                 August 26, 2002

                              INFORMATION STATEMENT

         This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the stockholders of EQUITY TECHNOLOGIES & RESOURCES, INC., a Delaware corporation (the "Company"), in connection with the previous approval by unanimous consent of the board of directors of the Company (the "Board of Directors") on June 28, 2001 to adopt and implement a preferred stock dividend plan for the benefit of the stockholders, and in connection with the corporate action to Amend the Certificate of Incorporation (the "Certificate of Amendment") to increase the authorized shares of Common Stock of the Company and amend the par value of said shares, and the subsequesnt adoption by written consent, on August 2, 2002 of holders entitled to vote a majority of the aggregate shares of common stock, Class A, with par value $0.001 per share (the "Common Stock") of the Company,representing more than 52% of the aggregate shares of Common Stock, Class A, of the Company entitled to vote, in accordance with Delaware General Corporation Law. Accordingly, all necessary corporate approvals in connection with the matter referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended, of this corporate action before it takes effect. There will not be a meeting of stockholders and none is required under the Delaware General Corporate Law because the corporate action has been approved by written consent of the holders of a majority of the outstanding shares of common stock, Class A of the Company.

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         This Information Statement is first being furnished to the stockholders of the Company on or about August 15, 2002, and the transaction described herein shall not become effective until at least 20 days thereafter.


               MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US YOUR PROXY

         The Amendment to the Certificate of Incorporation of the Company will increase the number of authorized shares of Common Stock, Class A, from 99,900,00 to 300,000,000 and change the par value from $0.001 to $0.0001; the number of authorized shares of the Common Stock, Class B, the Preferred Stock, Class A, the Preferred Stock, Class B, and the Preferred Stock, Class C remain unchanged, however, the par values or the aforementioned classes have been changed, as follows: Preferred Stock, Class A, par value from $1.00 to $0.001; Preferred Stock, Class B, par value from $1.00 to $0.001; and, Preferred Stock, Class C, par value from $1.00 to $0.001

         The form of Certificate of Amendment that will be filed with the Delaware Secretary of State is attached hereto and made a part herof and designated Exhibit A.

            ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

         The following corporate action was authorized by unanimous written consent of the Board of Directors of the Company on August 2, 2002, a copy of which is attached hereto as Exhibit B, and subsequently approved by written consent of holders entitled to vote a majority of the Common Stock, Class A, of the Company on August 2, 2002, which is attached hereto and made a part herof as Exhibit B.

         The approval of an Amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Common Stock, Class A, of the Company to 300,000,000.

         The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company's Common Stock, Class A.

                               DISSENTER'S RIGHTS

         Under Delaware General Corporate Law, dissenters' rights or appraisal are not available with respect to a any amendment of its charter or Certificate of Incorporation, for the purpose of increasing the number of authorized shares unless the charter of the corporation expressly provides for dissenters' rights or appraisal in such instances. The Delaware Certificate of Incorporation of the Company contains no such provision.

                                     GENERAL

         The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

                           EFFECTIVE DATE OF AMENDMENT

         Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendment to the Certificate of Incorporation with the Delaware Secretary of State or the effective date of such filing shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been furnished the shareholders. The Company anticipates that the actions contemplated hereby will be effected on or about September 15, 2002.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of August 2, 2002, there were 88,826,620 outstanding shares of Common Stock, Class A, Each holder of Common Stock, Class A, is entitled to one vote for each share held by such holder. By virtue of their holdings of stock, the executive officers of the Company, who are also directors of the Company, along with other beneficial owners were able to authorize the corporate action described herein.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of August 26, 2002, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, Class A, by each director of the Company who owns shares of Common Stock, and by all officers and directors as a group.


         Name and Address of        Number of shares of
         Beneficial Owner          Common Stock Owned (1)    Percentage
         -------------------       ----------------------    ----------
         Frank G. Dickey, Jr.
         1050 Chinoe Road
         Suite 304
         Lexington, KY 40502              15,279,500            17.2%

         James K. Millard
         1050 Chinoe Road
         Suite 304
         Lexington, KY 40502               5,000,000             5.6%

         Laura G. White
         1050 Chinoe Road
         Suite 304
         Lexington, KY 40502               5,000,000             5.6%

         All officers and directors
         as a group (4 persons)


(1)Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

Executed this 15th day of August, 2002.

EQUITY TECHNOLOGIES & RESOURCES, INC.
1050 CHINOE ROAD, SUITE 304
LEXINGTON, KENTUCKY 40502

/s/ FRANK G. DICKEY, PRESIDENT



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EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      EQUITY TECHNOLOGIES & RESOURCES, INC.

         Pursuant to the provisions of the Delaware General Corporation Law, Equity Technologies & Resources, Inc. adopts the following Certificate of Amendment to its Certificate of Incorporation:

         FIRST: The name of the Corporation is Equity Technologies & Resources, Inc.

         SECOND: The following amendment to the Certificate of Incorporation of the Corporation was adopted by resolution adopted by the shareholders on the 1st day of August, 2002, in the manner prescribed by the Delaware General Corporation Law:

         Article Four (4) of the Certificate of Incorporation, as amended of Equity Technologies & Resources, Inc. is hereby repealed and amended by substitution of the following Article Four (4):

                                    ARTICLE 4

         The aggregate number of shares of Common Stock, Class A, which the Corporation shall have authority to issue is Three Million (300,000,000) shares, with a par value of $ .0001 each.

         The aggregate number of shares of Common Stock, Class B, which the Corporation shall have authority to issue is One Hundred Thousand (100,000) shares, with a par value of $ .01.

         The aggregate number of shares of Preferred Stock, Class A, non-voting, which the Corporation shall have authority to issue is Two Million (2,000,000) shares, with a par value of $ .001.

         The aggregate number of shares of Preferred Stock, Class B, non-voting, which the Corporation shall have authority to issue is Three Hundred Thousand (300,000) shares, with a par value of $ .001.

         The Aggregate number of shares of Preferred Stock, Class C, non-voting, which the Corporation shall have authority to issue is One Hundred Thousand (100,000) shares, with a par value of $ .001.

         THIRD: The date of adoption of the amendment by the shareholders was August 1, 2002 and the date of adoption of the amendment by the Board of Directors was August 1, 2002.

         FOURTH: The number of shares voted for the amendment by the holders of the outstanding shares of common stock was sufficient for the approval of the amendment pursuant to Delaware General Corporation Law.

         FIFTH: The manner in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected as follows.

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         SIXTH: The manner in which such amendment effects a change in the amount of stated capital and the amount of stated capital changed by such amendment is as follows.

         The amount is stated capital is being decreased from $99,900 (99,900,000 x $.001) to $30,000 (300,000,000 x $.0001) and, from $2,000,000
(2,000,000 x $1.00) to $2,000 (2,000,000 x $ .001) and, from $300,000 (300,000 x
$1.00) to $300 (300,000 x $.001) and, from $100,000 (100,000 x $1.00) to $100
(100,000 x $.001).

         IN WITNESS WHEREOF, Equity Technologies & Resources, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be executed this 1st day of August, 2002.

EQUITY TECHNOLOGIES & RESOURCES, INC.
a Delaware Corporation

By:  ______________________________
     Frank G. Dickey Jr., President
                                            ATTEST:

                                            ____________________________________
                                            Laura G. White, Assistant Secretary

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STATE OF KENTUCKY)
                                          ) SCT.
COUNTY OF FAYETTE)

         BEFORE ME, the undersigned authority, a Notary Public in and for the State of Kentucky, on this day personally appeared Frank G. Dickey, President of Equity Technologies & Resources, Inc., a Delaware corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as a duly authorized officer of such corporation, and as the act and deed of such corporation, for the purposes and consideration therein expressed, and in the capacity therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 1st day of August, 2002.


         My Commission Expires:  _________________________________________


                                           _____________________________________
                                           Notary Public, State of Kentucky


                                           _____________________________________
                                           (Printed/Typed Name of Notary)

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EXHIBIT B


             UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF
                      EQUITY TECHNOLOGIES & RESOURCES, INC.

         The undersigned, constituting all of the members of the board of directors (the "DIRECTORS") of Equity Technologies & Resources, Inc., a Delaware corporation (the "COMPANY"), adopt the following resolutions by unanimous written consent in lieu of a meeting, pursuant to Section 228 of the Delaware General Corporate Law:

         RESOLVED, that an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, Class A, to 300,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved;

         RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to execute and file with the Secretary of State of Delaware any and all such certificates, amendments, instruments and documents, in the name of, and on behalf of, the Company, with such changes thereto as any officer may approve, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

         IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent as of the 2nd day of August, 2002.

/s/ FRANK G. DICKEY, JR., CHAIRMAN
-------------------------------------
 FRANK G. DICKEY, JR., CHAIRMAN

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EXHIBIT C


             WRITTEN CONSENT OF THE MAJORITY OF THE STOCKHOLDERS OF
                      EQUITY TECHNOLOGIES & RESOURCES, INC.

         The undersigned, constituting the holders entitled to vote a majority of the aggregate shares of common stock, par value $0.001 per share (the "Common Stock") of Equity Technologies & Resources, Inc., a Delaware corporation (the "COMPANY")the Company, hereby adopt the following resolutions by written consent in lieu of a meeting, pursuant to Section 228 of the Delaware General Corporate
Law:

         RESOLVED, that an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, Class A to 300,000,000 shares, in substantially the form attached hereto as EXHIBIT A, is hereby approved.

         IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by written consent as of the 2nd day of August, 2002.

/s/ FRANK G. DICKEY, JR.
----------------------------------
Frank G. Dickey, Jr.

/s/ JAMES K. MILLARD
----------------------------------
James K. Millard